SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant               Filed by a Party other than the Registrant
--------------------------------------------------------------------------------

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
[ ]      Confidential, For Use of the Commission Only
               (as permitted by Rule 14a-6(e)(2))

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 Not Applicable
                   -----------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the  Appropriate  Box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]      1) Title of each class of securities to which transaction applies:

[ ]      2) Aggregate number of securities to which transaction applies:

[ ]      3)  Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

[ ]      4) Proposed maximum aggregate value of transaction:

[ ]      5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

[ ]      1)  Amount Previously Paid:

[ ]      2)  Form, Schedule or Registration Statement No.:

[ ]      3)  Filing Party:

[ ]      4)  Date Filed:

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
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                          A STOCKHOLDER WISHING TO VOTE
                    IN ACCORDANCE WITH THE RECOMMENDATIONS OF
                             THE BOARD OF DIRECTORS
                    NEED ONLY SIGN AND DATE THIS REPORT AND
                       RETURN IT IN THE ENCLOSED ENVELOPE.
                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 1, 1998

         The undersigned stockholder of Palomar Medical Technologies, Inc. (the "Company") revoking all prior proxies, hereby appoints Joseph P. Caruso and Sarah B. Reed, Esq., or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 1, 1998 beginning at 10:00 a.m., and at any and all adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated May 1, 1998 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention of the undersigned to vote the shares represented hereby in person prior to the exercise of this proxy.

1. To amend the Company's Restated Certificate of Incorporation (the "Proposed Amendment") to increase the authorized Common Stock of the Company from 100,000,000 shares to 120,000,000 shares. The text of the Proposed Amendment is set forth in EXHIBIT A to the Proxy Statement.

         /   /    FOR           /   /    AGAINST                /   /    ABSTAIN

2.       To approve the Company's 1998 Incentive and  Nonqualified  Stock Option
         Plan.

         /   / FOR             /   /     AGAINST                /   /    ABSTAIN

3.       To select  Arthur  Andersen  LLP as the  Company's  auditors for fiscal
         1998.

         /   /    FOR          /   /     AGAINST                /   /    ABSTAIN

4. To elect each of the foregoing nominees as Directors of the Company to serve until the 1999 annual meeting of stockholders and until their respective successors are elected and have qualified.

                                    FOR           AGAINST          VOTE WITHHELD

         Louis P. Valente          /   /           /   /              /   /
         James G. Martin           /   /           /   /              /   /
         A. Neil Pappalardo        /   /           /   /              /   /
         Nicholas P. Economou      /   /           /   /              /   /

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ABOVE, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

DATED:   _________________, 1998



---------------------------
Signature of Stockholder(s)

Please promptly date and sign this proxy and mail it in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States. PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK CERTIFICATE. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other person.

Mark here if you plan to attend the meeting.                  /   /

================================================================================

                                                                     May 1, 1998

Dear Stockholder:

     You are cordially invited to attend the 1998 Annual Meeting of Stockholders (the "Meeting") of Palomar Medical Technologies, Inc. (the "Company") to be held on June 1, 1998 at 10:00 a.m. at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts 02173, and thereafter as it may be adjourned from time to time.

     At the Meeting, you will be asked to consider and act upon proposals to (i) increase the authorized common stock of the Company; (ii) adopt the Company's 1998 Incentive and Nonqualified Stock Option Plan, (iii) ratify the selection of the Company's independent auditors for fiscal 1998, and (iv) elect four directors of the Company.

     Details of the matters to be considered at the Meeting are contained in the Proxy Statement, which we urge you to consider carefully.

     As a stockholder, your vote is important. Whether or not you plan to attend the Meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned your proxy.

     Thank you for your cooperation, continued support and interest in Palomar Medical Technologies, Inc.

                                             Sincerely,



                                             /s/  Louis P. Valente
                                             -----------------------------------
                                             Louis P. Valente
                                             CHIEF EXECUTIVE OFFICER,
                                             PRESIDENT AND CHAIRMAN OF THE BOARD

                       PALOMAR MEDICAL TECHNOLOGIES, INC.
                               45 HARTWELL AVENUE
                               LEXINGTON, MA 02173

                                  NOTICE OF THE
                       1998 ANNUAL MEETING OF STOCKHOLDERS

To the stockholders of PALOMAR MEDICAL TECHNOLOGIES, INC.:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Meeting") of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company"), a Delaware corporation, will be held on JUNE 1, 1998 at 10:00 A.M. at the SHERATON TARA LEXINGTON INN, 727 MARRETT ROAD, LEXINGTON, MASSACHUSETTS 02173, and thereafter as it may be adjourned from time to time.

     At the Meeting, the stockholders will be asked:

     1. To approve an amendment to the Company's Restated Certificate of Incorporation to authorize an increase in the authorized common stock, $.01 par value per share, of the Company.

     2. To approve and adopt the Company's 1998 Incentive and Nonqualified Stock Option Plan.

     3. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

     4. To elect four directors of the Company to serve until the 1999 annual meeting of stockholders and until their respective successors are elected and have qualified.

     5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 30, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, said Meeting or any adjournment thereof.

     We hope that all stockholders will be able to attend the Meeting in person. In order to assure that a quorum is present at the Meeting, please date, sign and promptly return the enclosed Proxy whether or not you expect to attend the Meeting. A postage prepaid envelope, addressed to American Stock Transfer & Trust Company, the Company's transfer agent and registrar, has been enclosed for your convenience. If you attend the meeting, you may revoke your Proxy and vote your shares in person.

------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY.

PLEASE FILL IN, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
------------------------------------------------------------------------------


                                             By Order of the Board of Directors



                                             /s/  Louis P. Valente
                                             -----------------------------------
                                             Louis P. Valente
                                             CHIEF EXECUTIVE OFFICER,
                                             PRESIDENT AND CHAIRMAN OF THE BOARD

May 1, 1998

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 1, 1998

     The enclosed Proxy is solicited by the Board of Directors of PALOMAR MEDICAL TECHNOLOGIES, INC. (the "Company") for use at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held at the Sheraton Tara Lexington Inn, 727 Marrett Road, Lexington, Massachusetts 02173, at 10:00 a.m. on Monday, June 1, 1998, and at any adjournment or adjournments thereof.

     Management intends to mail this proxy statement, the accompanying form of proxy and its Annual Report for the fiscal year ended December 31, 1997 to all stockholders entitled to vote, on or about May 4, 1998. The costs of soliciting proxies will be borne by the Company.

     Only stockholders of record at the close of business on April 30, 1998 will be entitled to vote at the Meeting or any adjournment thereof. As of March 20, 1998, 59,553,243 shares of common stock, $.01 par value, ("Common Stock") of the Company were issued and outstanding. Each share entitles the holder to one vote with respect to all matters submitted to stockholders at the Meeting. There is no other class of voting securities of the Company entitled to vote at the meeting.

     To establish a quorum to transact business at the Meeting, there must be present at the Meeting, in person or by proxy, a majority of the shares of Common Stock issued, outstanding, and entitled to vote at the Meeting. Shares represented by executed proxies received by the Company will be counted for purposes of establishing a quorum, regardless of how or whether such shares are voted on any specific proposal.

     To be elected, a director must receive a plurality of the votes of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a majority of the outstanding Common Stock entitled to vote thereon is necessary to approve the proposed amendment to the Company's Restated Certificate of Incorporation. The affirmative vote of a majority of the Common Stock, present in person or represented by proxy, at the Annual Meeting and entitled to vote thereon, is necessary to ratify the selection of the independent auditors and to approve the proposal to adopt the Company's 1998 Incentive and Nonqualified Stock Option Plan.

     Execution of a Proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. The Proxy may be revoked at any time before it is exercised, by written notice to the Assistant Secretary prior to the Annual Meeting, or by giving to the Assistant Secretary a duly executed Proxy bearing a later date than the Proxy being revoked, at any time before such Proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed Proxies received in time for the Meeting will be voted as specified therein. Proxies which are executed but which do not contain any specific instructions will be voted as recommended by management.

     In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretion to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the Meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote against a matter presented at the Meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will therefore, have no legal effect on the vote on that particular matter.

     Votes will be tabulated by the Company's transfer agent, American Stock Transfer & Trust Company.

     The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the Proxies.

                                 PROPOSAL NO. 1

                              PROPOSED AMENDMENT TO
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

SUMMARY OF AMENDMENTS TO ARTICLE 4

     The Board of Directors unanimously proposes the adoption of an amendment to
Article 4 of the Company's Restated Certificate of Incorporation which would increase the authorized Common Stock to 120,000,000 shares from 100,000,000 shares.

REASONS FOR PROPOSED AMENDMENT TO ARTICLE 4

     Article 4 of the Company's Restated Certificate of Incorporation, as amended and corrected to date, currently authorizes the Company to issue up to 100,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock").

     The Board of Directors believes that adoption of the amendment is advisable because it will provide the Company with greater flexibility in connection with future financings, strategic alliances and acquisitions and employee equity incentive compensation, among other things. As it has in the past, the Company anticipates that in the future it will require a combination of both equity and debt financing in order to maximize product introduction, expand research and development activities and fund current operations. In addition, the Board of Directors feels that, as with most high-technology companies, a proper incentive to attract and retain key employees includes equity participation in the Company. Last, the Company in the past has used equity in connection with strategic alliances and acquisitions that have been important to the Company (e.g., its strategic alliance with Coherent, Inc. and the acquisition of its Star subsidiary), and the Board of Directors feels that its future plans could include additional such alliances and/or acquisitions.

     Although the Company has no present plans, agreements or understandings regarding the issuance of the proposed additional shares, having such additional authorized shares available will give the Company the ability to issue shares without the expense and delay of holding a special meeting of stockholders at the time that an issuance of Common Stock is contemplated. Such a delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's shares. Except as otherwise required by applicable law or stock exchange rules, authorized but unused share of Common Stock may be issued at such time, for such purposes and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

     As of March 20,  1998,  the Company had  59,553,243  shares of common stock outstanding  and had reserved an  additional  28,180,020  shares for issuance as follows: (1) 3,707,655 shares for issuance to key employees, officers, directors, consultants and advisors pursuant to the Company's Stock Option Plans; (2) 166,674 shares for issuance to employees, officers and directors pursuant to the Company's 401(k) Plan; (3) 966,014 shares for issuance pursuant to the Company's Employee Stock Purchase Plan; (4) 9,998,030 shares for issuance upon exercise of three-, four-, five- and seven year warrants issued to certain lenders, investors, consultants, directors and officers (a portion of which are subject to certain antidilutive adjustments); (5) 530,217 shares for issuance upon conversion of $466,644 principal amount of a 5% Convertible Debentures; (6) 45,455 shares for issuance upon conversion of $500,000 principal amount of 6% Convertible Debentures; (7) 6,396,979 shares for issuance upon conversion of $4,840,000 principal amount of a 6%, 7% and 8% Convertible Debenture; (8) 600,000 shares for issuance upon conversion of the 6,000 shares of Series F Convertible Preferred Stock; (9) 3,611,659 shares for issuance upon conversion of the 2,684 shares of Series G Convertible Preferred Stock; and (10) 2,157,337 shares for issuance upon conversion of the 1,950 shares of Series H Convertible Preferred Stock. Therefore, as of March 20, 1998, the total number of remaining shares available was 9,016,737.

     Because of the limited number of shares of Common Stock available to be issued, the Board of Directors has declared it advisable that the Restated Certificate of Incorporation of the Company, as amended and corrected to date, be further amended, subject to approval by the Stockholders, to increase the authorized Common Stock to 120,000,000 shares from 100,000,000 shares. The Board recommends that the stockholders approve the amendment of Article 4 of the Company's Restated Certificate of Incorporation.

     The additional shares of Common Stock would become part of the existing class of Common Stock, and the additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights or cumulative voting rights relating to the Common Stock. If the proposed amendment is approved by the stockholders, it will become effective upon filing and recording a Certificate of Amendment as required by the General Corporation Law of Delaware.

     Under the Delaware General Corporation Law, the Board of Directors generally may issue authorized but unissued shares of Common Stock without further stockholder approval. The Board of Directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of Common Stock, unless stockholder action is required in a specific case by applicable law, the rules of any exchange or market on which the Company's securities may then be listed, or the Certificate of Incorporation or By-Laws of the Company then in effect.

     The issuance of any additional shares of Common Stock by the Company may, depending on the circumstances under which these shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock of existing stockholders. The Company, however, will receive consideration for any additional shares of Common Stock issued, which could reduce or eliminate the economic effect to each stockholder of such dilution.

     Authorized but unissued shares of Common Stock could be used to make more difficult a change in control of the Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of the Company and its stockholders. The Board of Directors does not now plan to propose any anti-takeover measures in future proxy solicitations. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no current intention to use any issuance of Common Stock to impede a takeover attempt.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 2

           PROPOSED 1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

     The Board of Directors of the Corporation has adopted the 1998 Incentive and Nonqualified Stock Option Plan (the "Stock Option Plan") subject to approval by the stockholders. Under the Internal Revenue Code (the "Code"), stockholder approval of the Stock Option Plan is necessary for stock options relating to the shares issuable under the 1998 Plan to qualify as incentive stock options under
Section 422 of the Code ("Incentive Options"). In addition, Nasdaq rules (the "Nasdaq Rules") require stockholder approval of the Stock Option Plan. Approval for purposes of the Code and the Nasdaq Rules will require the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and voting on the Stock Option Plan. The full text of the Stock Option Plan as adopted by the Board of Directors is set forth in EXHIBIT B to this Proxy Statement.

     A total of three million (3,000,000) shares of Common Stock are reserved for issuance under the Stock Option Plan. The Stock Option Plan authorizes (i) the grant of options to purchase Common Stock intended to qualify as Incentive Options, and (ii) the grant of options that do not so qualify ("Nonqualified Options").

     The Stock Option Plan shall terminate on the tenth anniversary of its adoption unless earlier terminated by the Board of Directors.

     The Stock Option Plan is administered by a committee consisting of at least two Outside Directors, as defined in the Stock Option Plan (the "Committee"). The Committee will select the individuals to whom awards will be granted and determine the option exercise price and other terms of each award, subject to the provisions of the Stock Option Plan.

     Incentive Options may be granted under the Stock Option Plan to employees and officers of the Company, including members of the Board of Directors who are also employees. Nonqualified Options may be granted under the Stock Option Plan to employees, officers, individuals providing services to the Company and members of the Board of Directors, whether or not they are employees of the Company.

     No options may extend for more than ten years from the date of grant (five years in the case of employees or officers holding 10% or more of the total combined voting power of all classes of stock of the Company or any subsidiary or parent (a "greater-than-ten-percent-stockholder")). The exercise price for Incentive Options may not be less than the fair market value of the Common Stock on the date of grant or, in the case of a greater-than-ten-percent stockholder, no less than 110% of the fair market value. The aggregate fair market value (determined at the time of grant) of shares issuable pursuant to Incentive Options which first become exercisable by an employee or officer in any calendar year may not exceed $100,000.

     Options are non-transferable except by will or by the laws of descent or distribution. Options generally may not be exercised (i) sixty days after the optionee ceases to be employed by the Company, (ii) ninety days following an optionee's retirement from the Company in good standing by reason of disability or death, and (iii) one hundred and eighty days following an optionee's death or permanent disability.

     Payment of the exercise price for shares subject to options may be made with cash, or, with the consent of the Committee, (i) with shares of Common Stock, (ii) by reducing the number of Option Shares otherwise issuable by a number of shares having a fair market value equal to the aggregate exercise price, (iii) by personal recourse note, or (iv) by such other means as is authorized by the Committee. Full payment for shares exercised must be made at the time of exercise.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The grant of an Incentive Option or a Nonqualified Option would not result in income for the grantee or in a deduction for the Company.

     The exercise of a Nonqualified Option would result in ordinary income for the grantee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

     The exercise of an Incentive Option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant and one year after the transfer of shares upon exercise and
(ii) is an employee of the Company or a subsidiary of the Company from the date of grant until three months before the exercise date. If these requirements are met, the basis of the share upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.

                                 PROPOSAL NO. 3

              RATIFICATION OF SELECTION OF AUDITORS FOR FISCAL 1997

     The persons named in the enclosed Proxy will vote to ratify the selection of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 1998 unless otherwise directed by the stockholders. That firm has served as the Company's independent auditors since 1989. A representative of Arthur Andersen

LLP is expected to be present at the Meeting of Stockholders, and will be available to make a statement and answer questions from stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL TO SELECT ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1998.

                                 PROPOSAL NO. 4

                              ELECTION OF DIRECTORS

     The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified. In general, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority vote of the directors then in office. Shares represented by all Proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, Proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF MESSRS. VALENTE, ECONOMOU, MARTIN AND PAPPALARDO AS DIRECTORS OF THE COMPANY.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information concerning the Company's executive officers and each nominee for election as a director. Each of the nominees currently serves as a director. For information about ownership of the Company's Common Stock by each nominee, see "Security Ownership of Certain Beneficial Owners and Management."

     NAME                        AGE      POSITIONS AND OFFICES WITH THE COMPANY

     Louis P. Valente             67      Chief Executive Officer,
                                             President and
                                             Chairman of the Board
     Nicholas P. Economou         49      Director
     James G. Martin              62      Director
     A. Neil Pappalardo           56      Director
     Joseph P. Caruso             39      Treasurer, Secretary,
                                             Vice President and
                                             Chief Financial Officer

     The Company currently has four directors. All directors will hold office until the 1999 Annual Meeting of Stockholders of the Company or special meeting in lieu thereof (and thereafter until their successors have been duly elected and qualified). None of the nominees is related by blood, marriage or adoption to any of the Company's directors or executive officers. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     LOUIS P. VALENTE. Mr. Valente became a director of the Company on February 1, 1997. On May 14, 1997, he became Chief Executive Officer and President of the Company, and on September 15, 1997, he became Chairman of the Board. From 1968 to 1995 Mr. Valente held numerous positions at EG&G, Inc., a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968 he began his career at EG&G, Inc. as an Assistant Controller and held executive positions including Assistant Treasurer and Corporate Treasurer before becoming a Senior Vice President of EG&G, Inc. In this position he presided over and negotiated acquisitions, mergers and investments. Currently, Mr. Valente serves as a director in Micrion Corporation, a publicly held company. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

     NICHOLAS P. ECONOMOU. Dr. Economou became a director of the Company on November 13, 1997. Mr. Economou is the Chairman, President and Chief Executive Officer of Micrion Corp., a public semiconductor equipment company. Dr. Economou served as Vice President of Engineering for Micrion from 1984 until his election as President in 1990. Prior to that, Dr. Economou managed a group developing advanced semiconductor technology at M.I.T.'s Lincoln Laboratory. Before joining Lincoln Laboratory, Dr. Economou was with Bell Telephone Laboratories and also served in the U.S. Air Force. Dr. Economou received his B.A. in Physics from Dartmouth College and his M.A. and Ph.D. in Physics from Harvard University.

     A. NEIL PAPPALARDO. Mr. Pappalardo became a director of the Company on June 2, 1997. Mr. Pappalardo is the founder and serves as the Chairman and CEO of Medical Information Technology, Inc. ("Meditech"), a provider of software systems to hospitals in the United States, Canada and the United Kingdom with over 2,000 employees. Mr. Pappalardo received his B.S. in electrical engineering from M.I.T. Mr. Pappalardo serves on the Executive as well as various other operational and academic committees at M.I.T., and is a trustee of the New England Aquarium and serves on its Board of Governors.

     JAMES G. MARTIN. Dr. Martin became a director of the Company on June 2, 1997. From 1995 through the present, Dr. Martin has served as the Vice President of Research at the Carolinas Medical Center. He has also been the Chairman of the Research Development Board of the Carolinas Medical Center since 1993. Dr. Martin was the Governor of North Carolina from 1985 to 1993. Prior to that, he served as a United States Congressman from North Carolina for six terms, from 1973 to 1984. Dr. Martin currently serves as a director for the following publicly held companies: Duke Power Company and Family Dollar, Inc. Dr. Martin has a B.S. in chemistry from Davidson College and a Ph.D. in chemistry from Princeton University.

     JOSEPH P. CARUSO. Mr. Caruso joined the Company in March 1992 as Controller in a part-time capacity and became a full-time employee on June 15, 1992. Effective January 1, 1993, Mr. Caruso became Vice President and Chief Financial Officer. From October 1989 to June 1992, Mr. Caruso was the Chief Financial Officer of Massachusetts Electrical Manufacturing Co., Inc., a privately held manufacturer of power distribution equipment. From September 1987 to October 1989, Mr. Caruso was a manager with Robert Half, an international consulting firm. From December 1982 to September 1987, Mr. Caruso was a manager with Pannell Kerr Forster, an international public accounting firm. Mr. Caruso became a Certified Public Accountant in 1984 and has a B.S. in accounting from Merrimack College.

COMMITTEES AND MEETINGS OF THE BOARD

     All of the incumbent directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during the year ended December 31, 1997. The Board of Directors met 17 times during the year ended December 31, 1997 and acted 21 times by unanimous written consent.

     The Board currently has three committees.

     The Executive Committee (currently consisting of Messrs. Pappalardo, Martin and Valente) was formed on June 13, 1997. The Executive Committee did not meet during the year ended December 31, 1997. The Executive Committee is authorized to exercise all of the powers of the Board of Directors except those not permitted by the Delaware Corporation Law. All business transacted by the Executive Committee is subject to approval by the Board of Directors at its next regular meeting if required by resolution of the Board of Directors, by Delaware Corporation Law or by the Restated Certificate of Incorporation or By-laws of the Company. To the extent it may lawfully do so, the Executive Committee may initiate any action which the Board of Directors could initiate and may oversee and direct the day-to-day operations of the Company.

     The Audit Committee (currently consisting of outside directors Messrs. Economou and Pappalardo) held seven meetings during the year ended December 31, 1997. The Audit Committee's functions include making recommendations to the Board of Directors relative to the appointment of independent public accountants, conferring with the Company's independent public accountants regarding the scope and the results of the audit of the Company's books and accounts and reporting the same to the Board of Directors, reviewing the internal accounting procedures of the Company, and reviewing existing and contemplated investments of the Company.

     The Compensation Committee (currently consisting of outside directors Messrs. Martin and Pappalardo) held six meetings during the year ended December 31, 1997. The Compensation Committee's functions include the administration of the Company's stock option plans and stock purchase plan, fixing the salaries and determining the supplemental compensation awards, if any, of members of the Board of Directors who are officers or employees of the Company and of other officers of the Company.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the directors or executive officers of the Company has any interest in the adoption of the above Proposals except that with respect to the 1998 Incentive and Nonqualified Stock Option Plan the Company's executive officers and directors might, in the discretion of the Committee, be granted stock options pursuant to the Stock Option Plan.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

DIRECTOR COMPENSATION

     Outside directors receive $20,000 per year for their services as director, and $5,000 per year, per committee, for their services as members of any committee of the Board of Directors. In addition, for their services as directors, Mr. Pappalardo and Drs. Economou and Martin each received a warrant to purchase 50,000 shares of the Company's Common Stock for $1.50 per share. These warrants expire 90 days from the date on which their service as a Board member terminates. In accordance with Company policy, directors who are employees of the Company serve as directors without compensation. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for the fiscal years ended December 31, 1995, 1996 and 1997 of all individuals serving as the Company's CEO during 1997 and the other executive officers of the Company serving on December 31, 1997 whose salary and bonuses for 1997 exceeded $100,000 (the "Named Executive Officers"):

                               SUMMARY COMPENSATION TABLE


                                                                                                   Long-Term
                                                                                                  Compensation
                                                                                                     Awards
                                                                                               -------------------------

                                                                                                   Securities
                                                                                                   Underlying
        Name and                       Fiscal               Salary               Bonus           Options/Warrants(1)
  Principal Position                    Year                 ($)                  ($)                  (#)
                                    --------------     -----------------  --------------------- ------------------------

Louis P. Valente                      12/31/97            $275,000               $---                400,000
   Chairman, Chief Executive          12/31/96              N/A                   N/A                 50,000(2)
   Officer and President              12/31/95              N/A                   N/A                  N/A

Steven Georgiev                       12/31/97           $350,000(3)             $---                  ---
   Chief Executive Officer            12/31/96           $275,000                $305,000            800,000
   during part of 1997                12/31/95           $161,800                $ 50,000            450,000

Joseph P. Caruso                      12/31/97           $200,000                $---                  ---
     Vice President and  Chief        12/31/96           $180,000                $  64,000           450,000
     Financial Officer                12/31/95           $109,600                $  75,000           250,000


* In accordance with regulations promulgated by the SEC, prerequisites are not included since the aggregate amount is less than the lesser of $50,000 or 10% of salary and bonus. Therefore, the Other Annual Compensation column has not been included in this table.

(1) During fiscal 1997, 1996 and 1995, the Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the Named Executive Officers.

(2) These warrants, issued to Mr. Valente on December 26, 1996 in consideration of his agreeing to serve as an outside director on the Company's Board of Directors, were canceled in June of 1997, after Mr. Valente became an employee of the Company.

(3) Upon Mr. Georgiev's resignation as Chief Executive Officer on May 14, 1997, he entered into an employment agreement with the Company pursuant to which he served as an advisor to the Chief Executive Officer up through December 31, 1997. See "Employment Agreements."

OPTION AND WARRANT GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding stock options and warrants granted during 1997 by the Company to the Named Executive Officers:

                            OPTION AND WARRANT GRANTS

-----------------------------------------------------------------------------------------------------------------------------
                                                         Percent of
                                                            Total
                                   Number of Shares    Options/Warrants
                                      Underlying           Granted                                            Grant Value
Name and                           Options/Warrants      to Employees     Exercise Price     Expiration    Present Value (2)
Principal Position                     Granted        in Fiscal Year(1)     Per Share           Date
-----------------------------------------------------------------------------------------------------------------------------

Louis P. Valente                      100,000(3)             13%(5)           $3.50            6/1/02         $213,863(6)
    Chairman of the Board,            300,000(4)                              $4.00            6/1/02         $617,147(6)
    Chief Executive Officer and
    President

Steven Georgiev                           0                  ---               ---              ---               ---
    Chief Executive Officer
    during part of 1997

Joseph P. Caruso                          0                  ---               ---              ---               ---
     Vice President and Chief
      Financial Officer

-----------------------------------------------------------------------------------------------------------------------------

(1) The Company granted options/warrants to purchase an aggregate of 3,037,345 shares of Common Stock to all employees other than Named Executive Officers and granted options/warrants to purchase an aggregate of 400,000 shares to all Named Executive Officers as a group (3 persons) during fiscal 1997.

(2) This column sets forth the present value of the grants at the date of grant, using the Black-Scholes pricing model.

(3)  This warrant expires on June 1, 2002 and vested fully on the date of grant.

(4) This warrant expires on June 1, 2002 and vests in one-third increments every six months, until fully vested on December 2, 1998.

(5) Applies to the aggregate of 400,000 shares underlying warrants held by Mr. Valente.

(6) The assumptions used in calculating the Black-Scholes value were $3.25 as fair market value, 1825 days to expiration, 76.91 volatility, 6.52% risk free interest rate and no yield or premium.

FISCAL YEAR END OPTION AND WARRANT VALUES

     The following unexpired warrants and options to purchase Common Stock were held by the Named Executive Officers at December 31, 1997. None of such Named Executive Officers exercised any warrants or options during the year ended December 31, 1997:

      -----------------------------------------------------------------------------------------------------------------
                                       Number of Securities Underlying
                                       Unexercised Options/Warrants(1)         Value of Unexercised in-the-Money
                                                 at FY-End(#)                  Options/Warrants at FY-End ($)(2)
                                      ---------------------------------------------------------------------------------
      Name and
      Principal Position                Exercisable      Unexercisable         Exercisable           Unexercisable
      -----------------------------------------------------------------------------------------------------------------

      Louis P. Valente                   200,000(3)       200,000(4)               ---                    ---
          Chairman of the Board,
          Chief Executive Officer
          and President

      Steven Georgiev                    870,333(5)       166,667(6)               ---                    ---
           Chief Executive Officer
           during part of 1996

      Joseph P. Caruso                   799,999(7)       100,001(8)               ---                    ---
           Vice President and Chief
           Financial Officer

      -----------------------------------------------------------------------------------------------------------------

(1) The Company has not granted any stock appreciation rights and its stock plans do not provide for the granting of such rights.

(2) Value is based on the December 31, 1997 closing price on the Nasdaq Small Cap Market of $.875 per share. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of the sale of the shares.

(3) Consists of warrants to purchase Common Stock with exercise prices ranging from $3.50 to $4.00, all of which expire on June 1, 2002.

(4) Consists of a warrant to purchase Common Stock at an exercise price of $4.00 per share, expiring on June 1, 2002.

(5) Consists of warrants to purchase Common Stock with exercise prices ranging from $2.00 to $8.00 per share, all of which expire on or before December 18, 2001.

(6) Consists of warrants to purchase Common Stock with exercise prices ranging from $6.00 to $8.00 per share, all of which expire on or before December 18, 2001.

(7) Consists of warrants to purchase Common Stock and stock options with exercise prices ranging from $2.00 to $8.00 per share, all of which expire on or before December 18, 2001.

(8) Consists of warrants to purchase Common Stock and stock options with exercise prices ranging from $6.00 to $8.00 per share, all of which expire on or before December 18, 2001.

OTHER EMPLOYEE BENEFIT PLANS

     EMPLOYEE STOCK PURCHASE PLAN

     The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1996. A total of 1,000,000 shares of Common Stock were initially reserved and as of the end of the fiscal year 984,623 shares of Common Stock remained available for issuance thereunder. The Purchase Plan permits employees who are employed for at least twenty hours per week and more than five months in a calendar year to purchase Common Stock of the Company, through payroll deductions, which may not exceed 10% of an employee's compensation, at the lower of 85% of the fair market value of the Common Stock at the beginning or at the end of each three month period. The Purchase Plan provides for four offerings during each fiscal year, each having a duration of three months.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH CONTAINED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

     INTRODUCTION.

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Company's primary objective is to maximize stockholder value. As a result, the Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals. The Committee believes that the total compensation of executive officers should reflect the scope of their responsibilities, the success of the Company and the contribution of each executive to that success.

     COMPENSATION PROGRAMS.

     BASE SALARY. Base salaries are intended to approximate the average salaries for comparable positions at similar organizations of comparable size and complexity to the Company. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

     BONUS PLANS. Executive officers are awarded bonuses in the discretion of the Committee. The factors that the Committee evaluates in exercising its discretion include return on assets, growth in income and return on sales, as well as a subjective assessment of the contributions of each executive that are not captured by operating measures but are considered important to the creation of long-term value for stockholders. The relative weighting of the operating measures and subjective evaluation varies depending on the executive's role and responsibilities within the organization.

     No executive bonuses were awarded with respect to fiscal year 1997.

     STOCK OPTIONS/WARRANTS. The primary goal of the Company is to excel in the creation of long-term value for stockholders; the Committee believes that stock options/warrants provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options/warrants as one of the more important components of the Company's long-term, performance-based compensation philosophy. The grant of options/warrants to key employees encourages equity ownership in the Company, and closely aligns management's interests to the interests of all the stockholders. In addition, because they are subject to vesting periods of varying durations and to forfeiture if the employee leaves the Company permanently, stock options/warrants are an incentive for key employees to remain with the Company long-term. These options/warrants are provided through initial grants at or near the date of hire and through subsequent periodic grants. Options/warrants granted by the Company to its executive officers and other employees have exercise prices equal to or in excess of the fair market value at the time of grant. Options/warrants vest and become exercisable at such time as determined by the Board. The initial grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and is designed to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

     OTHER. In addition to the foregoing, officers participate in compensation plans available to all employees such the Company's 401(k) retirement plan and Employee Stock Purchase Plan. See "Executive Compensation - Other Employee Benefit Plans."

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer, in addition to chief executive officer salaries at comparable companies, include the Company's operating and financial performance, as well as his leadership and establishment and implementation of strategic direction for the Company. Mr. Valente's salary was established using the same criteria as for the Company's other executive officers, as discussed above, and was determined by direct negotiations between Mr. Valente and the entire Board of Directors at the time he accepted the position of Chief Executive Officer. The Board considered as part of its subjective evaluation, among other factors, Mr. Valente's (i) over two decades of experience in a high-level executive position with a large, well-established high-technology company (EG&G), (ii) outstanding reputation and contacts in the local business community, and (iii) extensive knowledge of finance and accounting.

REPORT ON REPRICING OF OPTIONS

     During the fiscal year ended December 31, 1997, certain stock options awarded to named executive officers were repriced as follows: On December 26, 1996 Louis P. Valente received a warrant to purchase 50,000 shares of the Company's Common Stock in consideration of his agreeing to serve on the Company's Board of Directors as an outside director. (Note that each of the current outside directors of the Company has been awarded a warrant to purchase 50,000 shares of the Company's Common Stock.) In May 1997, Mr. Valente became an employee of the Company when he accepted the positions of Chief Executive Officer and President. Accordingly, in June 1997, the warrant to purchase 50,000 shares was canceled, and two new warrants were issued, one for 100,000 shares and another for 300,000 shares, both of which have exercise prices above fair market value on the date of grant ($3.50 and $4.00 per share, respectively). Both warrants expire on June 1, 2002 and lapse 90 days following the termination of Mr. Valente's employment with the Company. The former warrant vested fully on grant, and the latter vests every six months in three equal installments, and is thus completely vested on December 2, 1998. When Mr. Valente became Chief Executive Officer and President, the Compensation Committee substantially increased Mr. Valente's equity stake in the Company commensurate with his leadership role and significant responsibilities. The Committee considers equity ownership incentives to be an important component of the Chief Executive
Officer's compensation as a way to reward performance and motivate leadership for long term growth and profitability. The Committee also believes that the quantity of shares granted to Mr. Valente is consistent with its philosophy of granting equity incentives to many management personnel rather than concentrating grants on a few senior executives.

                      10 YEAR OPTION/WARRANT REPRICINGS(1)

----------------- --------- ----------------------- --------------- ---------------- ---------------- ---------------------------
                             Number of Securities    Market Price   Exercise Price                        Length of Original
                                  Underlying         of Stock at      at Time of      New Exercise       Option/Warrant Term
      Name          Date       Options/Warrants        Time of         Repricing          Price          Remaining at Date of
                                   Reported           Repricing                                               Repricing
----------------- --------- ----------------------- --------------- ---------------- ---------------- ---------------------------

Louis P. Valente   6/2/97           50,000              $3.25             $7.00           $3.50            4.56 years
  Chief Executive
  Officer,
  President and
  Chairman
----------------- --------- ----------------------- --------------- ---------------- ---------------- ---------------------------

(1) In accordance with regulations promulgated by the SEC, information is provided only for repricings effected after the Company became a reporting company pursuant to Section 13 of the Securities Exchange Act of 1934.

                                                          COMPENSATION COMMITTEE

                                                          James G. Martin
                                                          A. Neil Pappalardo

                         COMPANY STOCK PRICE PERFORMANCE

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative five year shareholder returns for the Company's Common Stock with a broad-based market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company's Common Stock has been publicly traded since December 18, 1992, and, as a result, the following graph commences as of 1993.

     The following graph shows a five year comparison of cumulative total stockholder return, calculated on a dividend reinvestment basis and based on a $100 investment, from December 31, 1993 through December 31, 1997 comparing the return on the Company's Common Stock with the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stocks Index. No dividends have been declared or paid on the Company's Common Stock during such period. The stock price performance shown on the graph following is not necessarily indicative of future price performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Palomar Medical             Nasdaq Stock Market           Nasdaq Non-Financial
                      Technologies, Inc.              Total Return                     Stocks
                      ------------------           -------------------           --------------------
12/31/93                 68.750                         114.796                     115.458
12/31/94                 87.500                         112.214                     111.021
12/31/95                141.025                         158.699                     154.727
12/31/96                162.500                         195.192                     188.024
12/31/97                 21.875                         239.527                     220.645


EMPLOYMENT AGREEMENTS

     Effective May 15, 1997, the Company entered into a two year employment agreement with Mr. Valente. Pursuant to this agreement, Mr. Valente serves as Chief Executive Officer and President of the Company at an
annual base salary of $275,000. Mr. Caruso serves as Chief Financial Officer at an annual base salary of $200,000 pursuant to a three year employment agreement dated as of January 1, 1997. These agreements provide for bonuses as determined by the Board of Directors, and employee benefits, including vacation, sick pay and insurance, in accordance with the Company's policies. The agreements provide that, in the event of termination by the Company without cause, as defined, during the initial term of the respective agreements, the Company shall pay one year's salary as then in effect in addition to any earned incentive compensation, and continue benefits and insurance payments for one year to the extent permitted by the Company's plans or policies. In the event of termination without cause anytime after the initial term, the Company shall pay one-half the executive's annual salary as then in effect, in addition to any earned incentive compensation, and continue his benefits and insurance payments for six months to the extent permitted by the Company's plans or policies. In the event of termination due to a change in control, the executive shall be entitled to receive four times his annual salary as then in effect in addition to any earned incentive compensation.

     Effective January 1, 1997, the Company entered into a three year key employment agreement with Mr. Georgiev, pursuant to which he served as Chief Executive Officer at an annual base salary of $350,000. Mr. Georgiev's agreement terminated upon his resignation on May 14, 1997. Because Mr. Georgiev's resignation was voluntary, no additional compensation was triggered thereby pursuant to his key employment agreement.

     Following Mr. Georgiev's resignation, the Company entered into a new employment agreement with him dated as of September 1, 1997 pursuant to which he served as an advisor to the Chief Executive Officer at a salary of $29,000 per month. The agreement expired on December 31, 1997.

     Each of the employment agreements described above prohibits the employee from directly or indirectly competing with the Company for a period of one year following termination of his employment.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

     The following table sets forth, as of March 20, 1998, the number of shares of the Company's Common Stock owned by each director, by the Company's Principal Executive Officer and each of the other Named Executive Officers, by all directors and executive officers as a group, and by any persons (including any "group" as used in Section 13(d)(3) of the Securities Exchange Act of 1934), known by the Company to own beneficially 5% or more of the outstanding Common Stock. Except as otherwise indicated, and subject to community property laws where applicable, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.


                                                                                        Percentage
                                                             Number of Shares            of Class
NAME AND ADDRESS OF BENEFICIAL OWNER                        Beneficially Owned             (1)
------------------------------------                       -------------------          ----------
Louis P. Valente(2)                                              215,000                     *
45 Hartwell Avenue
Lexington, MA  02173

Joseph P. Caruso(3)                                              868,287                    1.4%
45 Hartwell Avenue
Lexington, MA  02173

Steven Georgiev(4)                                               871,736                    1.4%
c/o Dynagen
840 Memorial Drive
Cambridge, MA  02139

A. Neil Pappalardo(5)                                             50,000                     *
45 Hartwell Avenue
Lexington, MA  02173

James G. Martin(5)                                                50,000                     *
45 Hartwell Avenue
Lexington, MA  02173

                                       13

Nicholas P. Economou(5)                                           60,000                     *
45 Hartwell Avenue
Lexington, MA  02173

The Travelers Insurance Company(6)                             7,837,805                   12.5%
One Tower Square
Hartford, CT  06183

The Travelers Insurance Group Inc.(6)                          7,837,805                   12.5%
One Tower Square
Hartford, CT  06183

PFS Services, Inc.(6)                                          7,837,805                   12.5%
3120 Breckinridge Blvd.
Duluth, GA  30199-0001

Associated Madison Companies, Inc.(6)                          7,837,805                   12.5%
388 Greenwich Street
New York, NY  10013

Travelers Group Inc.(7)                                        7,940,589                   12.6%
388 Greenwich Street
New York, NY  10013

All Directors and Executive Officers as a Group                2,115,023                    3.4%
(6 persons)(8)

*    Less than one percent.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage ownership is based on 59,553,243 shares of Common Stock outstanding.

(2) Includes 200,000 shares of Common Stock which Mr. Valente has the right to acquire within 60 days pursuant to the exercise of warrants.

(3) Includes 799,999 shares of Common Stock which Mr. Caruso has the right to acquire within 60 days pursuant to the exercise of options and warrants, and 1,462 shares held in the Company 401(k) Plan.

(4) Includes 870,333 shares of Common Stock which Mr. Georgiev has the right to acquire within 60 days pursuant to the exercise of warrants and 1,403 shares held in the Company 401(k) Plan.

(5) Includes 50,000 shares of Common Stock which these directors have the right to acquire within 60 days pursuant to the exercise of warrants.

(6) Based on information provided in Amendment No. 3 to a Schedule 13G, filed on March 10, 1998. Includes shares beneficially owned with respect to which this entity shares voting and dispositive power with the affiliated entities listed, and further assumes exercise/conversion of certain securities which by their terms may not be currently exercisable within 60 days.

(7) Based on information provided in Amendment No. 3 to a Schedule 13G, filed on March 10, 1998. Includes 7,837,805 shares beneficially owned by The Travelers Insurance Company, The Travelers Insurance Group Inc., PFS Services, Inc. and Associated Madison Companies, Inc., affiliates of Travelers Group Inc.

(8) Includes an aggregate of 2,020,332 shares issuable pursuant to options and warrants exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Between January and April 1997 the Company advanced a total of $1,380,000 to former Chief Executive Officer and director, Steven Georgiev. The largest aggregate amount of Mr. Georgiev's indebtedness (including accrued interest at 7%) to the Company outstanding in 1997 was $1,489,357. No amounts loaned to Mr. Georgiev remain outstanding.

     In April 1997 the Company advanced $325,000 to former President and director Michael H. Smotrich. The largest aggregate amount of Mr. Smotrich's indebtedness (including accrued interest at 7%) outstanding in 1997 was $519,918. No amounts loaned to Mr. Smotrich remain outstanding.

     On December 18, 1996, Steven Georgiev pledged 77,000 shares of his American Materials & Technology Corporation ("AM&T") common stock in favor of the Company to secure a loan of $500,000 made by the Company to Trani, Inc.; on April 16, 1997, Mr. Georgiev increased the number of pledged AM&T shares to 100,000.

     On March 31, 1997, Steven Georgiev pledged 112,000 shares of his AM&T common stock in favor of the Company to secure a loan of $500,000 made by the Company to JCV Capital Corp.; on April 16, 1997, Mr. Georgiev decreased the number of AM&T shares pledged to 100,000

     (See also "Employment Agreements.")

     The Company believes the foregoing transactions were on terms no less favorable to the Company than could be obtained from unaffiliated third parties. The Company's policy is that, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to the Company, all transactions between the Company and any of its officers, directors or principal stockholders must be for bona fide purposes, will be subject to approval by a majority of the disinterested members of the Board of Directors of the Company, and must be on terms no less favorable to the Company than could be obtained from unaffiliated parties. On May 13, 1997, the Board of Directors unanimously adopted a resolution prohibiting any further loans to officers, directors or stockholders of the Company.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on Form 3 and reports of changes in such ownership on Form 4 and Form 5. Officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year, or written representations that Form 5 was not required, the Company believes that the following Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with, except as follows: In June and July of 1997, Michael Smotrich, at that time a director of the Company, sold an aggregate of 15,000 shares of the Company's Common Stock. This sale was reported on a Form 4 filed in September 1997 and amended in October 1997.

                 FINANCIAL INFORMATION INCORPORATED BY REFERENCE

     The following financial information, which has been filed with the SEC, is incorporated herein by reference:

     (a) The Company's audited consolidated financial statements, including the notes thereto and together with auditor's reports thereon, appearing on pages F-1 to F-31 of the Company's Annual Report on Form 10-K (the "Form 10-K") for the year ended December 31, 1997, as included in the Company's 1997 Annual Report to Stockholders (the "Annual Report to Stockholders") being furnished to stockholders together with this proxy statement; and

     (b) Management's Discussion and Analysis of Financial Condition and Results of Operations appearing on pages 16-29 of the Form 10-K as included in the Annual Report to Stockholders furnished herewith.

                                  SOLICITATION

     No compensation will be paid by any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed for their out-of-pocket expenses and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, special solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and certain employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                           DEADLINE FOR SUBMISSION OF
                   1998 STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 1999 must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than December 31, 1998 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.

                                  MISCELLANEOUS

     The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

                              AVAILABLE INFORMATION

     Stockholders of record on April 30, 1998 will receive a Proxy Statement and the Company's 1997 Annual Report and Annual Report on Form 10-K (excluding exhibits), which contains detailed financial information concerning the Company. Written requests for additional copies of the Company's Annual Report on Form 10-K may be submitted to John Ingoldsby, Director of Investor Relations, Palomar Medical Technologies, Inc., 45 Hartwell Avenue, Lexington, Massachusetts 02173. In addition, the SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically, including the Company. The SEC's Web site address is http://www.sec.gov.

                                    EXHIBIT A

RESOLVED: That the Certificate of Incorporation of the Corporation be amended by deleting Paragraph 4 thereof and inserting in its place the following paragraph:

               4. The total number of shares of stock which the Corporation shall have authority to issue is one hundred and twenty-five million (125,000,000) shares, consisting of one hundred and twenty million (120,000,000) shares of common stock, having a par value of $0.01 per share (the "Common Stock"), and five million (5,000,000) shares of preferred stock, having a par value of $0.01 per share (the "Preferred Stock").

               Additional designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each series of such class of stock of the Corporation, shall be determined by the Board of Directors from time to time.

                       PALOMAR MEDICAL TECHNOLOGIES, INC.

                1998 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN

SECTION 1. PURPOSES OF PLAN; DEFINITIONS

     1.1. GENERAL PURPOSES. Palomar Medical Technologies, Inc., a Delaware corporation (the "Company"), desires to afford certain executives, key employees and directors of, and certain other individuals providing services to, the Company or its subsidiary companies an opportunity to initiate or increase their proprietary interests in the Company, and thus to create in such persons an increased interest in and greater concern for the long-term welfare of the Company. The Company, by granting under this 1998 Incentive and Nonqualified Stock Option Plan (this "Plan") stock options to acquire shares of common stock of the Company (an "Option"), seeks to retain the services of persons now holding key positions with the Company and to secure the services of other persons capable of filling key positions with the Company or its subsidiary companies.

     1.2. DEFINITIONS. For purposes of this Plan, the following terms shall have the indicated meanings:

     "BOARD" means the Board of Directors of the Company.

     "CAUSE" shall mean, with respect to any Option holder, a determination by the Company (including the Board or the Committee) or any Palomar Company that the Holder has committed (i) a material breach by the Option holder of any agreement to which the Option holder and the Company (or such Palomar Company) are parties, (ii) any act (other than retirement) or omission to act that may have a material and adverse effect on the business of the Company, such Palomar Company or any other Palomar Company or on the Option holder's ability to perform services for the Company or such Palomar Company, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties in connection with the business or affairs of the Company or such Palomar Company.

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, together with related rules, regulations and interpretations; and any reference herein to a particular Section of the Code shall include any successor provision of the Code.

     "COMMITTEE" has the meaning set forth in Section 2.1 hereof.

     "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Company, subject to adjustment pursuant to Section 8 hereof.

     "GREATER-THAN-TEN-PERCENT STOCKHOLDER" means any individual who, at the time he or she is granted an Option, owns or, as a result of the attribution rules of Section 424(d) of the Code, is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Company or any Palomar Company.

     "INCENTIVE OPTION" means any Option designated and qualified as an "incentive stock option" within the meaning of Section 422 of the Code. The Company intends that Incentive Options will qualify as "incentive stock options" within the meaning of Section 422 of the Code, and the terms of this Plan shall be interpreted in accordance with this intention; the Company makes no warranty, however, as the qualification of any Option as an Incentive Option.

     "NONQUALIFIED OPTION" means any Option that is not an Incentive Option.

     "NON-EMPLOYEE DIRECTOR" means any director who is not also an employee of the Company, its parent or any subsidiary.

     "OUTSIDE DIRECTOR" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in Section 1504(a) of the Code, which includes the Company (an "Affiliate"), (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

     "PALOMAR COMPANIES" means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

     "SECURITIES  ACT" means the  Securities  Act of 1933,  as amended,  and any
successor  act  thereto,   together   with  related   rules,   regulations   and
interpretations.

SECTION 2. ADMINISTRATION

     2.1. COMMITTEE. This Plan shall be administered by a committee (the "Committee") consisting of at least two Outside Directors. It is the intention of the Company that the Plan shall be administered to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not a Non-Employee Director as defined in the Rule. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board, and any reference in this Plan to the Committee shall be deemed to refer to the Board to the extent the Board is exercising any of the powers and functions of the Committee.

     2.2. POWERS OF THE COMMITTEE. Subject to the terms and conditions of this Plan, the Committee shall have the power:

          (a) to determine from time to time the individuals to whom Options shall be granted and the terms, conditions, restrictions and provisions (which need not be identical) of each of those Options, including, with respect to each Option, the time at which the Option shall be granted, the number of shares of Common Stock that shall be subject to the Option, the exercise price for each share of Common Stock subject to the Option (which price shall be subject to the requirements of Section 6.3), the period during which the Option shall be exercisable (whether in whole or in part) and the time or times when each Option shall become exercisable;

          (b) to revoke for Cause in accordance with Section 5.1(e) hereof, modify or amend, in its sole discretion, conditionally or unconditionally, any outstanding Option granted under this Plan, including a reduction of the exercise price, an acceleration of the vesting schedule, or an extension of the expiration date;

          (c) to accelerate, in its sole discretion, an Option holder's right to exercise his or her Option in whole or in part, conditionally or unconditionally, at any time, including upon consummation of the initial public offering of Common Stock;

          (d) generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to this Plan;

          (e) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose;

          (f) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including but not limited to banks, insurance companies, brokerage firms and consultants; and

          (g) to construe and interpret this Plan and Options granted hereunder and to establish, amend, and revoke rules and regulations for the interpretation, management and administration of this Plan. In this connection, the Committee may supply any omission, reconcile any inconsistency, or correct any other defect in this Plan or in any Option agreement in the manner and to the extent it shall deem necessary or expedient to make this Plan fully effective.

All decisions and determinations by the Committee in the exercise of the foregoing powers shall be final and binding upon the Company and Option holders. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option.

     2.3 APPOINTMENT AND PROCEEDINGS OF COMMITTEE. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, and subject to Section 2.1 hereof, may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

SECTION 3. STOCK

     3.1 STOCK TO BE ISSUED. The stock subject to Options granted under this Plan may be shares of authorized and issued Common Stock, shares of Common Stock held in treasury or both, at the discretion of the Company. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall not exceed three million (3,000,000) in the aggregate; PROVIDED, HOWEVER, that the class and aggregate number of shares subject to Options shall be subject to adjustment as provided in Section 8 hereof.

     3.2 TERMINATION OF OPTION. If any Option granted under this Plan expires or otherwise terminates without having been exercised in whole or in part, the shares of Common Stock previously subject to the unexercised portion of that Option may be the subject of new Options under this Plan.

     3.3 NO FRACTIONAL SHARES. In no event shall any Option be exercisable for a fraction of a share of Common Stock.

SECTION 4. ELIGIBILITY

     4.1 INDIVIDUALS ELIGIBLE. Incentive Options may be granted only to officers and other employees of the Company and Palomar Companies, including members of the Board who are also employees of the Company or any Palomar Company. Nonqualified Options may be granted to officers or other employees of the Company or any Palomar Company, including members of the Board or the board of directors of any Palomar Company, and to consultants and other individuals who render services to the Company or any Palomar Company regardless of whether they are employees.

     4.2 GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Option shall be granted to a Greater-Than-Ten-Percent Stockholder unless (a) the exercise price per share under the Incentive Option is not less than 110% of the fair market value of the Common Stock at the time at which the Incentive Option is granted and (ii) the Incentive Option is not exercisable to any extent after the fifth anniversary of the date on which the Incentive Option is granted.

     4.3 MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the Incentive Option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by any Option holder during any calendar year under this Plan and any other plans of the Company or Palomar Companies for the issuance of incentive stock options (within the meaning of Section 422 of the Code) shall not exceed $100,000 or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation. To the extent any Option exceeds the foregoing limitation, it shall be deemed a Nonqualified Option.

     4.4. LIMITATION ON GRANTS. In no event may any individual be granted Options with respect to more than one million (1,000,000) shares of Common Stock in any calendar year. The number of shares of Common Stock relating to an Option grant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Option is subsequently reduced, the transaction shall be deemed a cancellation of the original Option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 5. TERMINATION OF EMPLOYMENT OR DEATH OF OPTION HOLDER

     5.1 TERMINATION OF EMPLOYMENT. Except as otherwise expressly provided herein, an Option shall terminate on the earliest of:

          (a) the date of expiration thereof;

          (b) the date of cancellation thereof pursuant to Section 8.3(c);

          (c) sixty days after the date on which the Option holder's employment with, or directorship or other services to, the Company and all Palomar Companies are terminated other than for Cause; PROVIDED, HOWEVER, that if, before the date of expiration of the Option, the Option holder shall be retired in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of such date of expiration or 90 days after the date of such retirement. In the event of such retirement, the Option holder shall have the right prior to the termination of such Option to exercise the Option to the extent to which the Option holder was entitled to exercise such Option immediately prior to such retirement;

          (d) the date on which the Option holder's employment with, or directorship or other services to, the Company and all Palomar Companies is terminated voluntarily by the Option holder or by the Company or a Palomar Company for Cause; and

          (e) the date on which the Committee determines that there exists Cause to revoke an Option holder's Option;

PROVIDED, HOWEVER, that Nonqualified Options need not, unless the Committee determines otherwise, be subject to the provisions set forth in clauses (c) and
(d) above nor to Section 5.2 below. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of an employment relationship between the Company and the Option holder shall be determined by the Committee at the commencement thereof, and the Committee shall promptly notify the Option holder of such determination. Options shall not be affected by any Option holder's change of employment within the Company and any Palomar Companies or change in the identity of the Company or Palomar Company to whom directorship or other services are provided, so long as the Option holder continues to be an employee of, or to provide such services to, the Company or any Palomar Company.

     5.2 DEATH OR PERMANENT DISABILITY OF OPTON HOLDER. In the event of the death or permanent and total disability of an Option holder prior to termination of the Option holder's services to the Company and prior to the date of expiration of such Option, such Option shall terminate on the earliest of its date of expiration, its date of cancellation pursuant to Section 8.3(c), and the date that is 180 days after the date of such death or disability. After the death of the Option holder, his or her executors, administrators or any individual or individuals to whom the Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the date of such termination, to exercise the Option to the extent the Option holder was entitled to exercise the Option immediately prior to his or her death. "Permanent and total disability" for these purposes shall be determined in accordance with Section 22(e)(3) of the Code and the rules, regulations and interpretations issued thereunder.

SECTION 6. TERMS OF OPTION AGREEMENTS

     Each Option shall be evidenced by an agreement (an "Option Agreement") in writing that shall contain such terms, conditions, restrictions and other provisions as the Committee shall from time to time deem appropriate. Any additional provisions shall not, however, be inconsistent with any other term or condition of this Plan and shall not cause any Incentive Option to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code. Option agreements need not be identical, but each Option agreement shall, by appropriate language, include the substance of the following provisions:

     6.1 EXPIRATION OF OPTION. Notwithstanding any other provision of this Plan or of the Option agreement, such Option shall expire on the date specified in the Option agreement, which date shall not, in the case of an Incentive Option, be later than the tenth anniversary (the fifth anniversary in the case of a Greater-Than-Ten-Percent Stockholder) of the date on which the Option was granted, or as specified in Section 5 hereof.

     6.2 EXERCISE. Each Option may be exercised so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the Option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the Option.

     6.3 EXERCISE PRICE. The exercise price per share under each Option shall be determined by the Committee at the time the Option is granted and shall not be less than the par value of the Common Stock obtainable upon the exercise thereof; PROVIDED, HOWEVER, that the exercise price of any Incentive Option shall not, unless otherwise permitted by the Code, be less than the fair market value of the Common Stock on the date the Option is granted (110% of the fair market value in the case of a Greater-Than-Ten-Percent Stockholder). For these purposes, the "fair market value" of the Common Stock shall equal (a) the closing price per share on the date of grant of the Option as reported by a nationally recognized stock exchange, (b) if the Common Stock is not listed on such an exchange, as reported by the National Market System or another automated quotation system of the National Association of Securities Dealers, Inc., or (c) if the Common Stock is not quoted on any such system, the fair market value as determined by the Committee.

     6.4 TRANSFERABILITY OF OPTIONS AND OPTION SHARES. No Option shall be transferable by its holder or by operation of law, otherwise than by will or under the laws of descent and distribution and shall not be subject to execution, attachment or similar process. Each Option shall, during the Option holder's lifetime, be exercisable only by the Option holder. The Committee may in its discretion provide upon the grant of any Option that the shares of Common Stock purchasable upon exercise of such Option shall be subject to such restrictions on transferability as the Committee may determine. Upon any attempt to transfer any Option under the Plan or any right or privilege conferred hereby, contrary to the provisions of the Plan, or (if the Committee shall so determine) upon any levy or any attachment or similar process upon the rights and privileges conferred hereby, such Option shall thereupon terminate and become null and void.

     6.5 RIGHTS OF OPTION HOLDERS. No Option holder or other person shall, by virtue of the granting of an Option, be deemed for any purpose to be the owner of any shares of Common Stock subject to such Option or to be entitled to the rights or privileges of a holder of such shares unless and until the Option shall have been exercised pursuant to the terms thereof with respect to such shares and the Company shall have issued and delivered the shares to the Option holder.

     6.6 REPURCHASE RIGHT. The Committee may in its discretion provide upon the grant of any Option that the Company shall have an option to repurchase, upon terms and conditions determined by the Committee, all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Committee at the time of grant of the Option for the shares subject to repurchase. In the event the Committee grants an Option subject to such a repurchase option, then so long as the shares purchased upon exercise of that Option remain subject to the repurchase option, each certificate representing those shares shall bear a legend satisfactory to counsel for the Company referring to the Company's repurchase option.

     6.7 "LOCKUP" AGREEMENT. The Committee may in its discretion specify upon granting an Option that the Option holder shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such Option, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 7. METHOD OF EXERCISE; PAYMENT OF EXERCISE PRICE

     7.1 METHOD OF EXERCISE. Any Option may be exercised by the Option holder by delivering to the Company, prior to the close of business on any business day prior to the termination of the Option, a written notice specifying the number of shares of Common Stock the Option holder then desires to purchase and the address to which the certificates for such shares are to be mailed, accompanied by payment of the exercise price for such shares.

     7.2 PAYMENT OF EXERCISE PRICE. Payment for the shares of Common Stock purchased upon exercise of an Option shall be made by:

          (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price of the shares being purchased;

          (b) with the consent of the Committee, shares of Common Stock having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (c) with the consent of the Committee, by reducing the number of Option shares otherwise issuable to the Option holder upon exercise of the Option by a number of shares having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

          (d) with the consent of the Committee, a personal recourse note issued by the Option holder to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Committee may determine in its discretion; PROVIDED, HOWEVER, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

          (e) with the consent of the Committee, such other consideration that is acceptable to the Committee and that has a fair market value, as determined by the Committee, equal to such aggregate exercise price, including any broker-directed cashless exercise/resale procedure adopted by the Committee; or

          (f) with the consent of the Committee, any combination of the foregoing.

As  promptly as  practicable  after  receipt of notice and  payment  pursuant to
Section 7.1 hereof and any documents required pursuant to Sections 9.2 and 9.3 hereof, the Company shall deliver to the Option holder a certificate registered in the name of the Option holder and representing the number of shares with respect to which such Option has been so exercised; PROVIDED, HOWEVER, that if any law or regulation or order of the Securities and Exchange Commission or any other body having jurisdiction in the premises shall require the Company or the Option holder to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. Delivery by the Company of the certificate for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificate in the United States mail, addressed to the Option holder, at the address specified in the notice delivered pursuant to
Section 7.1 hereof.

SECTION 8. CHANGES IN COMPANY'S CAPITAL STRUCTURE

     8.1 RIGHTS OF COMPANY. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to enter into, make or authorize, without limitation, (a) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (b) any merger or consolidation of the Company, (c) any issue of Common Stock or of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, (d) a dissolution or liquidation of the Company, (e) any sale or transfer of all or any part of the assets or business of the Company, or (f) any other corporate act or proceeding, whether of a similar character or otherwise.

     8.2 RECAPITALIZATION, STOCK SPLITS AND DIVIDENDS. If the Company shall effect any subdivision or consolidation of shares of its stock or other capital readjustment, the payment of a stock dividend, or any other increase or reduction of the number of shares of its stock outstanding, in any such case without receiving compensation therefor in money, services or property, then

          (a) the number, class and price per share of stock subject to each outstanding Option shall be appropriately adjusted in such a manner as to entitle an Option holder to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had the Option holder exercised the Option in full immediately prior to such event, and

          (b) the number and class of shares with respect to which Options may be granted under this Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved for issuance under this Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Common Stock would own as the result of the event requiring the adjustment.

     8.3 MERGERS, SALES, ETC. If the Company shall be a party to a reorganization or merger with one or more other corporations (whether or not the Company is the surviving or resulting corporation), shall consolidate with or into one or more other corporations, shall be liquidated, or shall sell or otherwise dispose of substantially all of its assets to another corporation (each a "Transaction"), then:

          (a) subject to the provisions of clauses (b) and (c) below, after the effective date of the Transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option and at no additional cost, to receive shares of Common Stock or, if applicable, shares of such other stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the Transaction;

          (b) the Committee may accelerate the time for exercise of all outstanding Options to a date prior to the effective date of the Transaction, as specified by the Committee; or

          (c) all outstanding Options may be canceled by the Committee as of the effective date of the Transaction, PROVIDED that (i) notice of such cancellation shall have been given to each Option holder and (ii) each Option holder shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Committee shall have accelerated  the time for  exercise  of all  outstanding  Options,  in full
     during  the  thirty-day   period   preceding  the  effective  date  of  the
     Transaction.

     8.4 ADJUSTMENTS TO COMMON STOCK SUBJECT TO OPTONS. Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     8.5 MISCELLANEOUS. Adjustments under this Section 8 shall be determined by the Committee, and such determinations shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for acceleration of the time or times at which any Option or portion thereof shall become exercisable. No fractional shares of Common Stock shall be issued under this Plan on account of any adjustment specified above.

SECTION 9. GENERAL RESTRICTIONS

     9.1 GRANTING OF OPTIONS. No Option may be granted under this Plan after the tenth anniversary of the effective date hereof.

     9.2 INVESTMENT REPRESENTATIONS. The Company may require any individual to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company to the effect that such individual is acquiring the Common Stock subject to the Option for his or her own account for investment and not with a view to the resale or distribution thereof, and to such other effects as the Company deems necessary or advisable in order to comply with the Securities Act and applicable state securities laws.

     9.3 COMPLIANCE WITH SECURITIES LAWS. The Company shall not be required to sell or issue any shares under any Option if the sale or issuance of such shares would constitute a violation by the Option holder or the Company of any provision of any law or regulation of any governmental authority, including the Securities Act. In addition, the Company shall not be required to sell or issue shares upon the exercise of any Option unless the Committee has received evidence satisfactory to it that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint upon any certificate representing shares so issued the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act and applicable state securities laws:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the issuer of an opinion of counsel satisfactory to the issuer, in form and substance satisfactory to the issuer, that registration is not required for such sale or transfer."

The Company may, but shall not be obligated to, register the shares of stock covered by any Options pursuant to the Securities Act. In the event such shares
are  so  registered,   the  Company  may  remove
any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     9.4 OTHER CERTIFICATE LEGENDS. The Company may endorse such other legends upon the certificates for shares of Common Stock issued upon exercise of an Option and may issue such "stop transfer" instructions to the transfer agent for the Common Stock as the Committee may, in its discretion, determine to be necessary or appropriate (a) to implement the provisions of this Plan and such Option with respect to such shares and (b) to permit the Company to determine the occurrence of a disqualifying disposition (as defined in Section 421(b) of the Code) of shares issued upon exercise of Incentive Options.

     9.5 EMPLOYMENT OBLIGATION. The granting of any Option shall not impose upon the Company or any Palomar Company any obligation to employ or continue to employ any Option holder. The right of the Company and each Palomar Company to terminate the employment of any officer or other employee thereof shall not be diminished or affected by reason of the fact that an Option has been granted to such officer or other employee.

SECTION 10.  WITHHOLDING TAXES

     10.2 RIGHTS OF COMPANY. The Company may require an employee exercising a Nonqualified Option, or disposing of shares of Common Stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse the Company or Palomar Company that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such employer corporation in respect of the issuance or disposition of such shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the employee upon such terms and conditions as the Committee may prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an Option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

     10.2 PAYMENT IN SHARES. An employee may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the exercise of a Nonqualified Option a number of shares with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such exercise, or (ii) transferring to the Company shares of Common Stock owned by the employee with an aggregate fair market value (as defined in Section 6.3 hereof determined as of the date the withholding is effected) that would satisfy the withholding amount due.

     10.3. NOTICE OF DISQUALIFYING DISPOSITION. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchased upon exercise of the Incentive Option.

SECTION 11.  AMENDMENT OR TERMINATION OF PLAN

     11.1 AMENDMENT. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or
(ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to confirm it to the provisions of Rule 16b-3 (or successor rule) under the Exchange Act, as that Rule may be amended from time to time.

     Except as provided in Section 8 hereof, the rights and obligations under any Option granted before amendment of this Plan or any unexercised portion of such Option shall not be adversely affected by amendment of this Plan or such Option without the consent of the holder of such Option.

     11.2. This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Option. The power of the Committee to construe and interpret this Plan and the Options granted prior to the termination of this Plan shall continue after such termination.

SECTION 12.  NONEXCLUSIVITY OF PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

     The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (i) the persons to receive awards under the Plan, (ii) the terms and provisions of awards under the Plan, (iii) the exercise by the Committee of its discretion in respect of the exercise of options pursuant to the terms of the Plan, and (iv) the treatment of leaves of absence pursuant to Section 5.1 hereof.

SECTION 13.  EFFECTIVE DATE

     This Plan shall become effective upon its adoption by the Board, PROVIDED that the stockholders of the Company shall have approved this Plan within twelve months prior to or following the adoption of this Plan by the Board. Subject to the foregoing, Options may be granted under the Plan at any time subsequent to its effective date; PROVIDED, HOWEVER, that (a) no such Option shall be exercised or exercisable unless the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of this Plan by the Board, and (b) all Options issued prior to the date of such stockholders' approval shall contain a reference to such condition.

SECTION 14.  PROVISIONS OF GENERAL APPLICATION

     14.1 SEVERABILITY. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, each of which shall remain in full force and effect.

     14.2 CONSTRUCTION. The headings in this Plan are included for convenience only and shall not in any way effect the meaning or interpretation of this Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to this Plan as a whole and not to any particular part of this Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

     14.3 FURTHER ASSURANCES. The Company and any holder of an Option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of this Plan and such Option and to assure to the Company and such Option holder the benefits contemplated by this Plan; PROVIDED, HOWEVER, that neither the Company nor any Option holder shall in any event be required to take any action inconsistent with the provisions of this Plan.

     14.4 GOVERNING LAW. This Plan and each Option shall be governed by the laws of the State of Delaware.


                                    * * * * *